Fair value of financial instruments	6 Months Ended
Jun. 30, 2023
Fair Value Disclosures [Abstract]
Fair value of financial instruments	Fair value of financial instruments
Fair value of financial instruments measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost as at June 30, 2023 and December 31, 2022 are as follows:

	As at June 30, 2023		As at December 31, 2022
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Liabilities
First Lien Senior Secured (Level 3)	192	184	195	184
Second Lien Senior Secured (Level 3)	121	121	284	284
Unsecured Convertible note - debt component (Level 3)	48	50	46	50
Financial instruments categorized as level 3
Upon emergence from Chapter 11 proceedings, our secured credit facilities were settled and replaced with the first and second lien senior notes and an unsecured convertible bond. The fair values attributed to the first and second lien debt were derived by discounting the future cash flows associated with each facility.
The fair value attributed to the unsecured convertible bond is bifurcated into two elements: the straight debt component is derived through a discounted cash flow approach, similarly to the one applied for the first and second lien debt, and the conversion option, which is derived through an option pricing model which forecasts equity volatility and compares the potential conversion redemption against historical and implied equity movements in comparable companies in our industry. The conversion option was recorded in equity at the point the bond was issued and, therefore, has not been included in the table above.
Our cash and cash equivalents, restricted cash, accounts receivable, amounts due from related parties and accounts payable are by their nature short-term. As a result, the carrying values included in our Consolidated Balance Sheets approximate fair value.
Financial instruments measured at fair value on a recurring basis
The carrying value and estimated fair value of our financial instruments that are measured at fair value on a recurring basis at June 30, 2023 and December 31, 2022 are as follows:

	As at June 30, 2023		As at December 31, 2022
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents (Level 1)	412	412	480	480
Restricted cash (Level 1)	127	127	118	118
Interest rate cap derivative (Level 2)	—	—	5	5
Level 1 fair value measurements
The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value and are categorized at level 1 of the fair value hierarchy.
Level 2 fair value measurements
The fair value of the interest rate cap as at March 31, 2023 was calculated using well-established independent valuation techniques and counterparty non-performance credit risk assumptions. The calculation of the credit risk with regard to the interest rate cap was subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumed the proportion of value recovered, given an event of default. We categorized these as level 2 of the fair value hierarchy.